SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10 – SUBSEQUENT EVENTS

In April 2023, the Compensation Committee of the Company’s Board of Directors approved the following transactions:

Equity Transactions

•	Grant of 100,000 shares of restricted common stock to Gene Salkind, Chairman of the Board, for services previously rendered, based on a per share value of $0.167. Such shares are restricted from transfer until February 13, 2024.
•	Grant of 50,000 shares of restricted common stock each to the Company’s CEO and another member of the Board of Directors for services as directors of the Company. Such shares are restricted from transfer until February 13, 2024.
•	Grant of 30,000 shares of common stock to Mr. Salkind as payment for accrued and unpaid interest of approximately $5,000 based on a per share value of $0.167.
•	Grant of 71,856 shares of restricted common stock to the Company’s legal counsel as payment for accrued and unpaid services valued at $12,000 and $0.167 per share. Such shares are restricted from transfer until February 13, 2024.
•	Issuance of 1,562,133 shares of restricted common stock at a per share value of $0.17 as payment and full settlement of outstanding accounts payable with a total carrying amount of $265,563.
•	Grant of 25,000 stock options to a member of the Board of Directors in April 2023 with a term of five years and exercise price of $0.22 per share.

The effects on the Company’s consolidated financial statements included an increase in stockholders’ equity of $282,573.

Subsequent to March 31, 2023, the remaining 1,250,216 shares of pre-funded warrants were exercised, resulting in the issuance of 1,250,216 shares of common stock in April 2023. Also, subsequent to March 31, 2023, an additional 8,870,969 shares of the Series 2023 Warrants were exercised under the alternative cashless exercise provision, resulting in the issuance of 4,435,485 shares of common stock in April 2023.

Litigation

Michael Trepeta, a former Co-CEO and director of the Company, filed a lawsuit against the Company and its subsidiary, Mobiquity Networks in April 2023 in the New York State Supreme Court, Nassau County. The claims stem from a Separation Agreement and Release that Mr. Trepeta and the Company entered into six years ago in April 2017 which terminated Mr. Trepeta’s employment agreement and discontinued his employment and directorship with the Company, among other things, by mutual agreement. Mr. Trepeta also gave the Company a release in the Separation Agreement and Release. Mr. Trepeta has claimed that the Company fraudulently induced him to enter into the Separation Agreement and Release; that the Company breached Mr. Trepeta’s employment agreement; and that the Company breached its covenant of good faith and fair dealing and its fiduciary duty. Mr. Trepeta is claiming not less than $2.5 Million in damages. Based on the Company’s initial internal review of the situation, the Company believes the claims lack merit and it intends to vigorously defend same. Due to uncertainties inherent in litigation, the Company cannot predict the outcome of this matter at this time.